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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 14, 1996



                                SYNTELLECT INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                    33-0773-A                    65-0110447
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(State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


1000 Holcomb Woods Parkway, Suite 410A, Roswell, Georgia         30076
- ---------------------------------------------------------      ---------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (770) 587-0700


                15810 North 28th Avenue, Phoenix, Arizona 85023
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated March 14, 1996, in their entirety as follows:

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (a)    Financial Statements

                    The financial statements required under item 7(a) have previously been filed with the Commission as part of the Company's S-4 Registration Statement (No. 333-1094) declared effective on February 9, 1996.


            (b)     Pro Forma Financial Information

                    The financial statements required under item 7(b) have previously been filed with the Commission as part of the Company's S-4 Registration Statement (No. 333-1094) declared effective on February 9, 1996.






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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   By: /s/ Lindsay L. Hoopes
                                      ----------------------------------
                                           Vice President and Controller

Date: June 25, 1996